Exhibit 10.1

AGREEMENT OF SALE AND PURCHASE

Dated August 24, 2009

By and Between

EESV FAYETTEVILLE, INC.,

a Georgia corporation,

as Seller,

and

PETROHAWK PROPERTIES, LP

a Texas limited partnership,

as Buyer.

Table of Contents

1. Property to be Sold and Purchased

1

2. Purchase Price; Allocated Values

2

3. Representations of Seller

4

(a) Organization and Qualification

4

(b) Due Authorization

4

(c) Approvals

4

(d) Valid, Binding and Enforceable

4

(e) Litigation

5

(f) Consents and Preferences

5

(g) Taxes

5

(h) Bankruptcy

5

(i) Title to Assets

6

(j) Prepayments; Hedging

6

(k) Operatorship

6

(l) Foreign Person

6

(m) Participation Agreements

6

(n) Guarantees

6

(o) Disclosure and Investigation

6

4. Representations of Buyer

7

(a) Organization and Qualification

7

(b) Due Authorization

7

(c) Approvals

7

(d) Valid, Binding and Enforceable

7

(e) No Litigation

7

(f) Knowledgeable Buyer, No Distribution

7

(g) Financial Resources

8

5. Certain Covenants of Seller Pending Closing

8

(a) Access by Buyer

8

(b) Interim Actions

8

(c) Certain Actions and Omissions

8

(d) Notification of Breach

8

(e) Material Adverse Effect

8

6. Due Diligence Reviews; Defects

9

(a) Review By Buyer

9

(b) Nature of Defects

9

(i) NRI  Variances

9

(ii) WI Variances

9

(iii) Liens

9

(v)  Consents

10

(vi) Terms of Contracts

10

(c) Permitted Matters and Encumbrances

10

(d) Seller’s Response to Asserted Defects

10

(i) Cure.

10

(ii) Additional Closing

10

(iii) Adjustment

11

7. Purchase Price Adjustments

11

(a)  Resolution of Uncured Defects; Casualty Losses

11

i

(b) Limitations on Adjustments

11

8. Conditions Precedent to the Obligations of Buyer

12

(a) Representations True and Correct

12

(b) Compliance with Covenants and Agreements

12

(c) Price Adjustment Limitations

12

(d) Consents to Assign and Preferential Rights to Purchase

12

(e) Liens and Mortgages

12

(f) Guarantees

13

(g) Litigation

13

9. Conditions Precedent to the Obligations of Seller

13

(a) Representations True and Correct

13

(b) Compliance With Covenants and Agreements

13

(c) Price Adjustment Limitations

14

(d) Litigation

14

10. Closing and Post-Closing

14

(a) Actions At Closing

14

(i) Delivery of Conveyance

14

(ii) Payment in Cash to Seller

14

(iii) Turn Over Possession

15

(iv) Non-Foreign Status Tax Affidavit and Form W-9

15

(v) Recording and Transfer/Stamp Taxes

15

(vi) Certificates of Good Standing

15

(vii) Consents, Waivers and Approvals

15

(viii) Lien Releases

15

(ix) Guarantees and Unrecorded Assignments

15

(x)  Dismissal of Litigation

16

(xi) Other Deliverables Reasonably Requested

16

(b) Intentionally Omitted

16

11. Certain Accounting Adjustments

16

(a) Adjustments for Revenues, Expenses and Imbalances

16

(b) Initial Adjustment at Closing

17

(c) Adjustment Post Closing

17

 12. Assumption and Indemnification

18

13. No Commissions Owed

18

14. Casualty Loss

19

15. Notices

19

16. Survival of Provisions

19

17. Release of Claims; Waiver

21

18. Miscellaneous Matters

22

(a) Further Assurances

22

(b) Expenses; Certain Damages

23

(c) No Sales Taxes

23

(d) Entire Agreement

23

(e) Amendments, Waivers

23

(f) Choice of Law

23

(g) Headings, Time of Essence, etc

24

(h) No Assignment

24

(i) Successors and Assigns

24

(j) Counterpart Execution

24

ii

(l) No Third Party Beneficiaries

24

iii

AGREEMENT OF SALE AND PURCHASE

This Agreement of Sale and Purchase (the “Agreement”) dated this 24th day of August, 2009, is by and between Petrohawk Properties, LP, a Texas limited partnership (herein called “Buyer”), and EESV Fayetteville, Inc., a Georgia corporation (herein called “Seller”).

WHEREAS, Seller is the assignee of the rights of Environmental Energy Services, Inc. under the Participation Agreements (defined below);

WHEREAS, Seller has previously assigned and conveyed to Buyer a 75% undivided interest in its rights under the Participation Agreements pursuant to the Agreement of Sale and Purchase dated July 24, 2007;

WHEREAS, Seller desires to sell and assign to Buyer, and Buyer desires to purchase and receive from Seller, all of Seller’s remaining right, title and interest under the Participation Agreements and all of Seller’s right, title and interest to the other Properties (defined below).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1.

Property to be Sold and Purchased.  Seller agrees to sell and Buyer agrees to purchase, for the consideration herein set forth, and subject to the terms and provisions herein contained, all of Seller’s right, title and interest in and to the following described properties, rights and interests:

(a)

The entire estates created by the oil, gas and/or mineral leases set forth on Exhibit A (as amended and/or ratified from time to time, the “Leases”), and the lands described in Exhibit A (the “Land” or “Lands”), together with all the property and rights incident thereto, including without limitation surface, fee mineral, overriding royalty, reversionary, net profits, production payment, working and royalty interests attributable thereto, and the contracts and agreements relating to the Leases and Land, including without limitation, all operating agreements, exploration agreements, area of mutual interest agreements, surface use agreements, product purchase and sale contracts, transportation, processing, leases, permits, rights-of-way, servitudes, easements, licenses, declarations, orders, contracts, and instruments in any way relating to the Leases;

(b)

The oil and gas wells specifically described in Exhibit B (the “Wells”), together with all injection and disposal wells on the Leases or Lands or on lands pooled or unitized therewith, and all personal property, equipment (including, but not limited to, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, compression facilities, and other facilities), pipe, fixtures, improvements, permits, rights-of-way and easements used in connection with the production, gathering, treatment, processing, storing, sale or disposal of

Hydrocarbons (defined below) or water produced from the properties and interests described in subsection (a);

(c)

The pooling, integration, communitization and unitization agreements, declarations and orders, and all other such agreements relating to the properties and interests described in subsections (a) and (b) and to the production of Hydrocarbons, if any, attributable to said properties and interests;

(d)

The Hydrocarbon and water gathering, pipeline and transportation systems and all personal property, equipment, fixtures, improvements, permits, rights-of-way, surface lands, surface leases and easements used in connection therewith and all contracts and agreements relating to the Properties (defined below);

(e)

All oil, gas, casinghead gas, condensate, sulfur, natural gas liquids, and other liquid or gaseous hydrocarbons or any combination thereof and sulphur  and other minerals of every kind and character extracted from or produced from the foregoing (collectively, “Hydrocarbons”) which may be produced from or allocable to the Leases on or after the Effective Date and all merchantable oil and condensate produced from or attributable to the Leases prior to the Effective Date in storage on the Leases and above pipeline connections as of May 1, 2009;

(f)

All funds contained in the escrow accounts which are for plugging and abandonment of wells relating to the Properties; and

(g)

The agreements identified on Exhibit C and all assignments relating thereto (the “Participation Agreements”).

The properties, rights and interests relating to the Leases and the Wells are herein sometimes collectively called the “Oil and Gas Properties”, and the properties, rights and interests specified in the foregoing subsections (a) through (g), inclusive, are herein sometimes collectively called the “Properties”.  It is the intention of the parties to include in this transaction all of Seller’s right, title and interest in any and all real and personal property (which are considered part of the Properties) located in Cleburne, Van Buren, Stone, Pope, Conway and Faulkner Counties, Arkansas, whether or not listed on Exhibits A and/or B, and whether or not accurately or completely described.  If Exhibits A and/or B fail to list any such property, or if the legal description of any property listed is deficient, the parties agree to correct such exhibits to reflect the same, and to execute any further assignments or other instruments necessary or desirable to effectuate the intent to convey all of Seller’s right, title and interest as described above.

2.

Purchase Price; Allocated Values.

(a)

The purchase price for the Properties shall be Three Million Eight Hundred Thousand Dollars ($3,800,000) (such amount unadjusted by any other adjustments provided for in this Agreement or agreed to by the parties, being herein called the “Base Purchase Price”). Such Base Purchase Price may be adjusted as provided in Sections 7 and 11 hereof (the Base Purchase Price, as so adjusted, and as the same may otherwise be adjusted by mutual agreement of the parties, being herein called the “Purchase Price”).  Except as may be provided in Sections 6(d), 11(b) and 11(c), the Purchase Price shall be paid at the Closing (defined herein), as hereinafter provided.

(b)

 If this Agreement is terminated by the mutual agreement of Seller and Buyer and not as the result of the failure of either party to perform its obligations hereunder, or if this Agreement fails to close on or before the Closing Date (as defined below) because any of the conditions set forth in Sections 8 or 9 have not been satisfied for reasons other than as set forth below in this Section 2(b) and either party is unwilling to agree to extend the Closing Date, then such termination shall be without liability of either party to this Agreement or any shareholder, director, partner, member, officer, employee, agent or representative of such party.   If this Agreement fails to close on or before the Closing Date as a result of: (i) Seller’s failure to perform in any material respect any of its covenants under this Agreement, or (ii) any material breach by Seller of any representation or warranty contained herein (provided, however, for purposes of determining whether there has been a material breach of a representation or warranty, any “materiality” qualifier contained in such representation or warranty shall be disregarded), or (iii) Seller taking deliberate action to prevent the satisfaction of any of the conditions expressed in Sections 8 or 9 hereof, and if Buyer is not then in default in any material respect under this Agreement, then Buyer shall be entitled to liquidated damages in the amount of Twenty Thousand Dollars ($20,000) (“Liquidated Damages”), as Buyer’s sole and exclusive remedy and declare this Agreement terminated with neither party having any further rights, remedies, or obligations hereunder, except with respect to the provisions of Sections 2(b), 13, 18(b) and 18(k) which shall survive termination.  If this Agreement fails to close on or before the Closing Date as a result of: (x) Buyer’s failure to perform in any material respect any of its covenants under this Agreement, or (y) any material breach by Buyer of any representation or warranty contained herein (provided, however, for purposes of determining whether there has been a material breach of a representation or warranty, any “materiality” qualifier contained in such representation or warranty shall be disregarded), or (z) Buyer taking deliberate action to prevent the satisfaction of any of the conditions expressed in Sections 8 or 9 hereof, and if Seller is not then in default in any material respect under this Agreement, then Seller shall be entitled to the Liquidated Damages, as Seller’s sole and exclusive remedy and declare this Agreement terminated with neither party having any further rights, remedies, or obligations hereunder, except with respect to the provisions of Sections 2(b), 13, 18(b) and 18(k) which shall survive termination. Buyer and Seller each agree that if the transactions contemplated in this Agreement fail to close on or before the Closing Date for any of the reasons specified in Section 2(b)(i), (ii), (iii), (x), (y) or (z), then the resulting damages suffered and/or incurred by Buyer or Seller would be incapable of being ascertained with precision by any certain calculation or known rule, and accordingly, the parties have determined in good faith the Liquidated Damages constitute a reasonable estimate of the damages Buyer or Seller  would incur as the result of such a breach by Seller or Buyer, respectively, and not a penalty.

(c)

Buyer and Seller hereby agree upon the allocation of the Base Purchase Price among the Properties (the “Allocated Values”).  The Allocated Values are made a part of this Agreement and are shown on Exhibit B which is attached hereto.

3.

Representations of Seller.  Seller represents and warrants to Buyer that:

(a)

Organization and Qualification.  Seller is a corporation organized and in good standing under the Laws (defined below) of the state of Georgia and is qualified to do business in the state of Arkansas.

(b)

Due Authorization.  Seller has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.   There are no partners, co-owners, joint venturers, lenders or any other individuals or entities other than Seller whose authorization, consent and/or approval is required to consummate the transactions contemplated by this Agreement and there are no other proceedings involving Seller, whether internally or with any other individual or entity, that are necessary to authorize the execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby.

(c)

Approvals.  Other than requirements (if any) that there be obtained consents to assignment from third parties as identified on Schedule 3(f) and except for approvals (“Routine Governmental Approvals”) required to be obtained from Governmental Entities (defined below) who are lessors under leases forming a part of the Oil and Gas Properties (or who administer such leases on behalf of such lessors) which are customarily obtained post-closing, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any material default under any agreement or instrument to which Seller is a party, give rise to any approval right of a third party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or to the Properties.

(d)

Valid, Binding and Enforceable.  This Agreement constitutes (and the Conveyance (defined below) to be delivered at Closing will, when executed and delivered, constitute) the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy or other any applicable federal, state, municipal or local statute, law, ordinance, rule, regulation, order, judgment, writ, injunction or decree enacted, adopted, issued or promulgated (collectively “Laws”) applicable generally to creditor’s rights and as limited by general equitable principles.

(e)

Litigation.  Except as set forth on Schedule 3(e), there are no pending suits, actions, or other proceedings in which

Seller is a party (or to Seller’s knowledge, which have been threatened to be instituted) which affect the Properties (including, without limitation, any actions challenging or pertaining to Seller’s title to any of the Properties), or affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.  Seller’s “knowledge” or “received” by Seller (except as used in connection with payment receipts), as used in this Agreement, shall mean to the best knowledge after reasonable inquiry of one or more of Seller’s or its affiliates’ officers, managers or directors.

(f)

Consents and Preferences.  Except as listed on Schedule 3(f), none of the Properties is subject to the terms of any preferential right for a third party to purchase such Property or requires the consent of any third party to the valid assignment of such Property to Buyer.

(g)

Taxes.

(i)

Seller has timely filed all tax returns required to be filed through the Closing with respect to the Properties, and all such tax returns are true, complete and correct.  All taxes due with respect to the Properties have been timely paid.

(ii)

There are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax returns or reports, or extending the statutory period of limitations applicable to the payment of, or assessment of any tax with respect to the Properties.

(iii)

There are no liens for taxes upon any of the Properties, except for liens for current taxes which are not yet delinquent and no notice has been given of any event that could lead to any such lien.

   (iv)

For purposes of this Agreement, “tax” (including, with correlative meaning, “taxes”) means (A) any net income, gross income, business and occupation, admissions, gross receipts, sales, use, value added, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever, together with (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Entity (defined below) responsible for the imposition of any such tax.

(h)

Bankruptcy.  There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or threatened against (a) Seller, (b) an affiliate of Seller (including, but not limited to, Blaze Energy Corporation, Environmental Energy Services, Inc., Appalachia Environmental Recovery, Inc., EESV Drilling, LLC and Duke Oil & Gas Alaska, LLC), or (c) any officer or director of Seller or any of its affiliates.

(i)

Title to Assets.  Except for any pre-Closing Asserted Defects identified by Buyer in a defect notice delivered by Buyer pursuant to Section 6, Seller’s title to the Properties is free of any title defects, claims or other burdens and encumbrances arising from or relating to Seller’s or any of its affiliates’ actions or omissions. Except as disclosed on Schedule 3(i) and to Sellers’ knowledge, there are no unrecorded production payments, reversionary interest agreements, overriding royalty interest assignments, farm-out interests or other burdens, liens, obligations or encumbrances associated with the Properties, contingent or otherwise.

(j)

Prepayments; Hedging.  Seller does not have any outstanding obligations for the delivery of natural gas, natural gas liquids or other Hydrocarbons attributable to the Properties in the future on account of prepayments, advance payments, take or pay or similar obligations without then or thereafter being entitled to receive full value therefor.  Seller has not entered into any options, swaps, floors, caps, collars, forward sales or forward purchases involving commodities or commodity prices, or indices based on any of the foregoing, which relate to or are intended to reduce or eliminate the risk of fluctuations in the price of commodities, including Hydrocarbons, to which any portion of the Properties are bound or for which the Buyer shall have any liability whatsoever after Closing.

(k)

Operatorship. There are no agreements binding Seller to vote its interests in favor of any other person or entity to become operator with respect to any wells drilled on the Oil and Gas Properties.

(l)

Foreign Person.  Seller is not a “foreign person” within the meaning of Section 1445 of the Code (defined below).

(m)

Participation Agreements.  Environmental Energy Services, Inc. has validly assigned and transferred all of its right, title and interest, whether direct or indirect, in the Participation Agreements to Seller and Seller is transferring, and at Closing shall transfer, all of such interests in the Participation Agreements to Buyer.  The Participation Agreements are still in full force and effect, except to the extent a Participation Agreement was modified, compromised, terminated or an interest therein conveyed in part by another Participation Agreement.

(n)

Guarantees.  Blaze Energy Corp. and Environmental Energy Services, Inc. have agreed to execute the Guarantees (defined below) and cause them to be delivered to Buyer at Closing.

(o)

Disclosure and Investigation.  No representation or warranty of Seller set forth in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading.

4.

Representations of Buyer.  Buyer represents to Seller that:

(a)

Organization and Qualification.  Buyer is a limited partnership organized and legally existing and in good standing under the Laws of the state of Texas and is qualified to do business in the state of Arkansas.

(b)

Due Authorization.  Buyer has full power to enter into and perform its obligations under this Agreement and has taken all proper action to authorize entering into this Agreement and performance of its obligations hereunder.

(c)

Approvals.  Other than requirements (if any) that there be obtained consents to assignment (or waivers of preferential rights to purchase) from third parties, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with the terms hereof, will result in any default under any agreement or instrument to which Buyer is a party, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

(d)

Valid, Binding and Enforceable.  This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by bankruptcy or other Laws applicable generally to creditor’s rights and as limited by general equitable principles.

(e)

No Litigation.  There are no pending suits, actions, or other proceedings in which Buyer is a party (or, to Buyer’s knowledge, which have been threatened to be instituted against Buyer) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. Buyer’s “knowledge” or “received” by Buyer (except as used in connection with payment receipts), as used in this Agreement, shall mean to the best knowledge after reasonable inquiry of one or more of Buyer’s or its affiliates’ officers, managers or directors.

(f)

Knowledgeable Buyer, No Distribution.  Buyer is an accredited investor as defined in Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring the Properties for its own account, for investment and not with a view to, or for offer or resale in connection with, a distribution thereof within the meaning of the Securities Act or a distribution thereof in violation of any applicable securities Laws.

(g)

Financial Resources.  Buyer has sufficient financial resources available to it to enable Buyer to pay the Purchase Price at Closing, and Buyer is not aware of any event or condition that is reasonably likely to result in such consideration not being available at Closing.

5.

Certain Covenants of Seller Pending Closing.  Between the date of this Agreement and the Closing Date, Seller will:

(a)

Access by Buyer. Give Buyer, or Buyer’s authorized representatives, at Seller’s office (or Seller’s consultants and agents offices) and at all reasonable times before the Closing Date (defined below), access to Seller’s records pertaining to the ownership of the Properties, for the purpose of conducting due diligence reviews contemplated by Section 6 below.  Buyer may make copies of such records, but shall, if Seller so requests, return all copies so made if the Closing does not occur. All costs of copying such items shall be borne by Buyer.  Seller shall not be obligated to provide Buyer with access to any records or data which Seller believes that Seller cannot provide to Buyer without, in Seller’s reasonable opinion, breaching, or risking a breach of, agreements with other parties, or waiving, or risking waiving, legal privilege; provided, however, a list of such documents, records or data shall be provided to Buyer which list will provide basic information concerning the document, record or data, the Lease to which such document, record or data pertains, the individuals or entities who prepared and received such document, record or data and the basis for Seller’s belief that production of such document, record or data would breach or risk a breach of any other agreement and the name and address of the party who has the right to enforce the agreement against the Seller;

(b)

Interim Actions.  Not encumber, mortgage, sell or otherwise dispose of any of the Properties or any interest therein;

(c)

Certain Actions and Omissions.  Take or cause to be taken all such actions as may be reasonably necessary or advisable to consummate and make effective the sale of the Properties and the transactions contemplated by this Agreement and to assure that as of the Closing that it will not be under any material organizational, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions;

(d)

Notification of Breach.  Promptly notify Buyer (i) if any representation or warranty of Seller contained in this Agreement is discovered to be or become untrue, or (ii) if Seller fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Seller will be unable to perform or comply with any covenant or agreement contained in this Agreement;

(e)

Material Adverse Effect.  Promptly notify Buyer if any Material Adverse Effect (defined below) occurs with respect to the Properties;

6.

Due Diligence Reviews; Defects.

(a)

Review By Buyer. Should, as a result of Buyer’s examinations and investigations, or otherwise, one or more matters come to Buyer’s attention which would constitute a Defect (as below defined), and should there be one or more of such Defects which Buyer is unwilling to waive and close the transaction contemplated hereby notwithstanding the fact that such Defects exist, Buyer shall notify Seller in writing of such Defects (such Defects of which Buyer so provides notice are herein called “Asserted Defects”) as soon as reasonably possible, but in no event later than seven (7) days (“Defect Deadline”) before the Closing Date.  Such notification shall include, for each Asserted Defect, (a) a description of the Asserted Defect, and supporting documentation reasonably necessary to describe the basis for the Defect, or if the supporting documentation is contained in Seller’s files, sufficient information to enable Seller to locate such supporting documentation, (b) for each applicable Well or unit, the size of any variance from “Net Revenue Interest” or “Working Interest” which is claimed as a Defect, and (c) the amount by which Buyer would propose to adjust the Base Purchase Price.  It is the express intent of the parties hereto that failure of Buyer to provide notice of any Defect by the Defect Deadline shall not constitute a waiver and shall not preclude Buyer from making a claim against Seller pursuant to Section 16.

(b)

Nature of Defects. The term “Defect” as used in this Agreement shall mean the following:

(i)

NRI  Variances.  Pursuant to an action or omission of Seller or one or more of its affiliates, Seller's ownership of a Well is such that it entitles Seller to receive a decimal share of the Hydrocarbons produced from such Well which is less than the decimal share set forth on Exhibit B in the column headed "Net Revenue Interest" or “NRI”.

(ii)   WI Variances.  Pursuant to an action or omission of Seller or one or more of its affiliates, Seller’s ownership of a Well is such that it causes Seller to be obligated to bear a decimal share of the costs greater than the decimal share set forth on Exhibit B in the column headed “Working Interest” or “WI” (without at least a proportionate increase in the share of production to which Seller is entitled to receive).

(iii)

Liens.  Seller’s ownership of Property is subject to liens, mortgages, rights of reassignment, reversionary rights, calls on production, taxes, obligations, claims, suits, or any other encumbrances other than (i) a lien for taxes which are not yet delinquent, (ii) liens which are to be released at or before Closing, (iii) a lien encumbering properties or assets of Buyer (i.e. properties or assets other than the Properties) arising from an action of Buyer, or (iv) delinquent operating expenses owed to an affiliate of Buyer.

(iv)

Consents.  Pursuant to an action or omission of Seller or one or more of its affiliates, Seller’s ownership of a Property is subject to a requirement that consent be obtained or preferential right to purchase be waived in order to transfer Seller’s interest without encumbrance or condition.

(v)

Terms of Contracts.  Recognizing that, as of the time of execution of this Agreement, Buyer has not had an opportunity to review the terms of any agreements relating to the Properties not executed by Buyer or an affiliate of Buyer, any terms or provisions of such agreements that are materially different from those that are normal or customary in the particular type of document involved and that have a material adverse effect on the ownership or operation of the Properties to the end that a reasonably prudent oil and gas operator with knowledge of all of the relevant facts, and the custom and practice in the oil and gas industry, would not be willing to accept the same. For purposes of this Section 6(b)(v), “material adverse effect” shall mean, a monetary value which is greater than $5,000 as to any Well.

(c)

Permitted Matters and Encumbrances.  Notwithstanding any other provision in this Agreement to the contrary, defects or irregularities that have been cured or remedied by applicable statutes of limitation or statutes for prescription shall not constitute a Defect.

(d)

Seller’s Response to Asserted Defects.  In the event that Buyer notifies Seller of Asserted Defects:

(i)

Cure.  Seller may (but shall have no obligation to) attempt to cure, prior to Closing, one or more Asserted Defects by providing written notice to Buyer no later than five (5) days prior to the Closing Date.

(ii)

Additional Closing.  If Seller makes a written election to cure one or more Asserted Defects, Buyer and Seller may agree to postpone the Closing, with respect to any of the Properties as to which Buyer has raised an Asserted Defect, by designating an additional Closing Date or Closing Dates, which shall not be later than six (6) months after the initial Closing Date, for the Closing as to such Properties. If both parties agree to postpone the Closing with respect to such Properties, then the Base Purchase Price paid at the initial Closing for the remainder of the Properties shall be reduced by an amount calculated in accordance with Section 7 and the amount of such reduction shall instead be paid on the additional Closing Date at the Closing for such Properties. Notwithstanding any such election to postpone Closing with respect to the affected Properties, Seller shall still have no obligation to continue to cure or cure any Asserted Defects, and during any cure period, Seller shall be exclusively responsible to deal with any issues related to any such Asserted Defect. If both parties do not agree to postpone the Closing with respect to such Properties, then such Properties shall be excluded from the transactions contemplated by this Agreement and the Base Purchase Price paid at the Closing for the remainder of the Properties shall be reduced by an amount calculated in accordance with Section 7.

(iii)

Adjustment.  Notwithstanding any election made under Section 6(d)(i) or 6(d)(ii), Seller or Buyer may also (without limitation, it being expressly recognized that Seller may attempt to cure Asserted Defects while acting under this election) elect to have one or more Asserted Defects handled under Section 7.

7.

Purchase Price Adjustments.

(a)

Resolution of Uncured Defects; Casualty Losses.  In the event that, as a part of the due diligence reviews provided for in Section 6 above, Asserted Defects are presented to Seller and Seller is unable or unwilling to cure such Asserted Defects prior to Closing, or in the event the Base Purchase Price is to be adjusted pursuant to Section 14, then:

(i)

Buyer and Seller shall, with respect to each Property affected by such matters, attempt to agree upon the existence and value of a Defect; and

(ii)

If Buyer and Seller do not agree upon the existence of a Defect, or the parties agree that a Defect exists, but fail to agree upon an adjustment for such Defect and Buyer is unwilling to purchase the interest which is subject to an Asserted Defect, the Property (and all other Properties related to such Property) affected by the Asserted Defect will be excluded from the transaction contemplated hereby and the Base Purchase Price will be reduced by the Allocated Value attributed to such Property on Exhibit B.

(b)

Limitations on Adjustments.  If the Purchase Price reduction with respect to a particular Asserted Defect which would result from the above provided for procedure does not exceed Five Thousand Dollars ($5,000) (the “Individual Defect Threshold”), no adjustment shall be made for such Asserted Defect.  If the Purchase Price reduction which would result from the above provided for procedure, as applied to all Asserted Defects for which an adjustment is to be made, does not exceed Twenty-Five Thousand Dollars ($25,000) (the “Aggregate Defect Threshold”), then no adjustment of the Purchase Price shall occur, and none of the Properties which would be excluded by such procedure shall be excluded.  If the Purchase Price reduction which would result from the above provided for procedure, as applied to all Asserted Defects for which an adjustment is to be made exceeds the Aggregate Defect Threshold, the Purchase Price shall be adjusted by the entire amount of such Purchase Price adjustment, regardless of the Aggregate Defect Threshold (such adjustment being from the first dollar of the value of all Asserted Defects which, individually, exceed the Individual Defect Threshold).

8.

Conditions Precedent to the Obligations of Buyer.  The obligations of Buyer under this Agreement are subject to each of the following conditions being met:

(a)

Representations True and Correct.  Each and every representation of Seller under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects: (i) except as to changes specifically contemplated by this Agreement or consented to by Buyer; and (ii) only to the extent the failure of any or all of such representations and warranties of Seller to be true and accurate in all material respects results in any event, circumstance, condition, development or occurrence causing, resulting in or having (or with the passage of time is likely to cause, result in or have) a material adverse effect on the Properties, or operations or conditions (financial or otherwise) relating thereto, taken as a whole (“Material Adverse Effect”); provided, however, that any changes in Hydrocarbon commodity prices or any event or condition impacting the energy industry or the economy in general (in each case) shall not be deemed a Material Adverse Effect.   For purposes of determining whether there has been a material breach of a representation or warranty or whether the same was materially incorrect, any “materiality” qualifier contained in such representation or warranty shall be disregarded.

(b)

Compliance with Covenants and Agreements.  Seller shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Buyer) each and every covenant and agreement required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

(c)

Price Adjustment Limitations.  The aggregate downward adjustment (if any) of the Purchase Price which results from the procedures set forth in Section 7 does not exceed Fifty Thousand Dollars ($50,000).

(d)

Consents to Assign and Preferential Rights to Purchase.  Any consents to assign and/or preferential rights to purchase held by third parties (as described on Schedule 3(f)) have been obtained or waived, as applicable, to the reasonable satisfaction of Buyer or are the subject of a Purchase Price adjustment pursuant to Section 7, except for consents customarily obtained post-closing.

(e)

Liens and Mortgages.  Any liens and mortgages affecting the Properties have been released to the reasonable satisfaction of Buyer or are the subject of a Purchase Price adjustment pursuant to Section 7.

(f)

Guarantees.  Seller shall have caused Blaze Energy Corp. and Environmental Energy Services, Inc. to execute guarantees in favor of Buyer in the form attached hereto as Exhibit “D” (the “Guarantees”).

(g)

Litigation.  No suit, action or other proceeding shall, on the date of Closing, have been filed, be pending or threatened before any court or other arbitrator, administrative or regulatory agency, legislature, commission, department, board or bureau or other body of government, authority, instrumentality or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (collectively “Governmental Entity”) seeking to restrain, prohibit or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement.  Seller shall have obtained releases, consents, motions to dismiss or other approvals in a form reasonably acceptable to Buyer with respect to the litigation identified on Schedule 3(e).

If any such condition on the obligations of Buyer under this Agreement is not met as of the Closing Date, or in the event the Closing does not occur on or before the Closing Date, and (in either case) Buyer is not in material breach of its obligations hereunder in the absence of Seller being in material breach of its obligations hereunder, this Agreement may, at the option of Buyer, be terminated.  In the event such a termination by Buyer occurs, the parties shall have no further obligations to one another hereunder (other than the obligations under Sections 2(b), 13, 18(b) and 18(k) hereof all of which will survive such termination).

9.

Conditions Precedent to the Obligations of Seller.  The obligations of Seller under this Agreement are subject to the each of the following conditions being met:

(a)

Representations True and Correct.  Each and every representation of Buyer under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of such time of Closing be true and accurate in all material respects: (i) except as to changes specifically contemplated by this Agreement or consented to by Seller; and (ii) only to the extent the failure of any or all of such representations and warranties of Buyer to be true and accurate in all material respects results in Buyer’s inability to proceed with the Closing.  For purposes of determining whether there has been a material breach of a representation or warranty or whether the same was materially incorrect, any “materiality” qualifier contained in such representation or warranty shall be disregarded.

(b)

Compliance With Covenants and Agreements.  Buyer shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Seller) each and every covenant and agreement required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

(c)

Price Adjustment Limitations.  The aggregate downward adjustment (if any) of the Purchase Price which results from the procedures set forth in Section 7 does not exceed Fifty Thousand Dollars ($50,000).

(d)

Litigation.  No suit, action or other proceeding shall, on the date of Closing, be pending or threatened before any court or other Governmental Entity seeking to restrain, prohibit or obtain material damages or other material relief in connection with the consummation of the transactions contemplated by this Agreement.

If any such condition on the obligations of Seller under this Agreement is not met as of the Closing Date (defined below), or in the event the Closing does not occur on or before the Closing Date, and (in either case) Seller is not in material breach of its obligations hereunder in the absence of Buyer being in material breach of its obligations hereunder, this Agreement shall be terminated, in which case the parties shall have no further obligations to one another hereunder (other than the obligations under Sections 2(b), 13, 18(b) and 18(k) hereof all of which will survive such termination).

10.

Closing and Post-Closing.

(a)

Actions At Closing.  The closing (herein called the “Closing”) of the transaction contemplated hereby shall take place on or before, September 3, 2009 at 10:00 a.m. Central Daylight Time, at the offices of Buyer; or such other date and time and location as the Buyer and Seller may mutually agree upon (such date and time, as changed pursuant the terms of this Agreement, being herein called the “Closing Date”).  At the Closing:

(i)

Delivery of Conveyance.  Seller shall execute, acknowledge and deliver to Buyer a conveyance of the Properties (the “Conveyance”), in the form attached hereto as Schedule I, effective as to runs of oil and deliveries of gas and for all other purposes as of 7:00 a.m., Central Daylight Time on May 1, 2009 (herein called the “Effective Date”);

(ii)

Payment in Cash to Seller.  Buyer shall deliver to Seller, by wire transfer of immediately available funds to a one or more accounts in one or more banks located in the United States designated in writing by Seller no later than 3 days prior to the Closing Date, the Purchase Price, less the Holdback (defined below) and any amounts owed to Buyer’s affiliates to be paid out of the Purchase Price pursuant to Section 11(a) below, which Seller hereby requests Buyer to pay directly to such affiliates;

(iii)

Turn Over Possession.  Seller shall, to the extent Seller can do so, turn over possession of the Properties;

(iv)

Non-Foreign Status Tax Affidavit and Form W-9.  Seller will execute and deliver to Buyer an affidavit or other permitted certification that Seller is not a “foreign person” within the meaning of Section 1445 (or similar provisions) of the Internal Revenue Code of 1986 as amended (the “Code”) (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder) and a completed Form W-9;

(v)

Recording and Transfer/Stamp Taxes.  Buyer shall pay the cost to record the conveyance documents attached hereto as Schedule I and shall further be responsible for payment of any and all stamp taxes, if any, together with payment of any sales taxes owed in connection with this transaction;

(vi)

 Certificates of Good Standing.  Seller shall deliver to Buyer certificates dated a date not more than five (5) days prior to the Closing Date, duly issued by the appropriate Governmental Entities in the states of Georgia and Arkansas showing that it is validly existing or qualified to do business, as applicable, and in good standing.  Buyer shall deliver to Seller certificates dated a date not more than five (5) days prior to the Closing Date, duly issued by the appropriate Governmental Entities in the states of Texas and Arkansas, showing that it is validly existing or qualified to do business, as applicable, and in good standing;

(vii)

Consents, Waivers and Approvals.  Seller shall deliver copies of any consents, waivers of preferential rights and approvals of third parties;

(viii)

Lien Releases.  Seller shall deliver evidence that all liens, mortgages, Uniform Commercial Code filings and other encumbrances on the Properties arising from Seller’s lenders or other contracting parties, including those identified on Schedule 3(i), which are not the subject of a Base Purchase Price adjustment pursuant to Section 7, have been terminated and/or released;

(ix)

Guarantees and Unrecorded Assignments.  Seller shall deliver (A) the Guarantees to Buyer and (B) all unrecorded assignments relating to the Properties previously delivered by Buyer or any of its affiliates to Seller or any of Seller’s affiliates; and

(x)

Dismissal of Litigation.  Seller shall deliver a joint motion to dismiss with prejudice the litigation identified on Schedule 3(e).

(xi)

Other Deliverables Reasonably Requested.  Seller shall promptly deliver to Buyer such other documents, instruments, agreements and certificates as Buyer may reasonably request in connection with the consummation of the transactions contemplated by this Agreement.

(b)

Intentionally Omitted.

11.

Certain Accounting Adjustments.

(a)

Adjustments for Revenues, Expenses and Imbalances.  Appropriate adjustments to the Base Purchase Price shall be made between Buyer and Seller so that (i) Buyer will bear all expenses which are incurred in the operation of the Properties on and after the Effective Date (including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating agreements (regardless of whether such operating agreements are with third parties or related entities)), and all other overhead charges actually charged to Seller by third parties, and operating expenses which were incurred in the operation of the Properties on and after the Effective Date, and Buyer will receive all proceeds (net of applicable production, severance, and similar taxes) from sales of Hydrocarbons which are produced from (or attributable to) the Properties and which are produced on and after the Effective Date, and (ii) Seller will bear all expenses (including, without limitation, all drilling costs, all capital expenditures, all overhead charges under applicable operating agreements (regardless of whether such operating agreements are with third parties or related entities)), and all other overhead charges actually charged to Seller by third parties, and operating expenses which were incurred in the operation of the Properties before the Effective Date and Seller will receive all proceeds (net of applicable production, severance, and similar taxes and net of any amounts withheld by operators in satisfaction of outstanding debts) from the sale of Hydrocarbons which were produced from (or attributable to) the Properties and which were produced before the Effective Date.  Notwithstanding anything herein to the contrary and not as a limitation, Buyer shall be entitled to, and Seller hereby requests that Buyer, pay to Buyer’s affiliates at Closing in accordance with Section 10(a)(ii) $1,991,420.74 which reflects certain amounts owed by Seller to Buyer’s affiliates for pre-Effective Date operations. It is agreed that, in making Base Purchase Price adjustments pursuant to this Section 11(a): (I) oil which was produced from the Oil and Gas Properties and which was, on the Effective Date, stored in tanks located on the Oil and Gas Properties (or located elsewhere but used by Seller to store oil produced from, or attributable to, the Oil and Gas Properties prior to delivery to oil purchasers) and above pipeline connections shall be deemed to have been produced before the Effective Date and the Purchase Price shall be adjusted upward at Closing by the volume of such oil multiplied by $75.00 per barrel, (II) ad valorem and similar taxes assessed with respect to production for periods prior to the Effective Date shall be borne by Seller and ad valorem and similar taxes assessed with respect to production for periods on or after the Effective Date shall be borne by Buyer, (III) ad valorem and similar taxes assessed with respect to production with respect to a period which the Effective Date splits shall be prorated based on the number of days in such period which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period after the Effective Date), (IV) casualty losses shall be handled in accordance with Section 14, and (V) no consideration shall be given to the local, state or federal income tax liabilities of any party.  Buyer shall provide to Seller, no later than five (5) days prior to Closing, data reasonably necessary to support any estimated allocation, for purposes of establishing the adjustment to the Base Purchase Price pursuant to Section 11(b) hereof that will be used to determine the Purchase Price.

(b)

Initial Adjustment at Closing.  At least three (3) days before the Closing Date, Buyer shall provide to Seller a statement showing its computations of its estimated amount of the adjustments provided for in subsection (a) above and for adjustments, if any, made to the Base Purchase Price pursuant to Section 7.  Buyer and Seller shall attempt to agree upon such adjustments prior to Closing, provided that if agreement is not reached, Buyer’s computation shall be used at Closing, subject to further adjustment under subsection (c) below.  If the amount of adjustments so determined which would result in a credit to Buyer exceed the amount of adjustments so determined which would result in a credit to Seller, Buyer shall receive a credit at Closing for the amount of such excess, and if the converse is true, then the amount to be paid by Buyer to Seller at Closing shall be increased by the amount of such excess. At Closing, Buyer shall retain $150,000 of the Purchase Price to cover any potential deficiencies in or modifications to the Purchase Price calculation pursuant to Section 11(a) (“Holdback”).

(c)

Adjustment Post Closing.  On or before one hundred twenty (120) days after Closing, Buyer shall provide to Seller a statement showing its reasonable computations regarding any information which may then be available pertaining to the adjustments provided for in subsection (a) above, and Seller shall review such statement.  If Buyer and Seller cannot agree on such adjustments within thirty (30) days of Seller’s receipt of such statement from Buyer, then such adjustments shall be determined by an independent third party chosen by mutual agreement of Seller and Buyer.  Any expenses relating to such third party’s services hereunder shall be borne equally by Seller and Buyer. If Seller and Buyer are unable to agree on the selection of an independent third party, then each shall select a third party who in turn shall mutually agree upon an independent third party. Expenses related to the third parties selected in the preceding sentence shall be borne by the party hereto selecting such third party, provided, however, that any expenses relating to the independent third party’s services hereunder shall be borne equally by Seller and Buyer.  Such independent third party shall provide Buyer and Seller with a statement showing its reasonable computations regarding any information which may then be available pertaining to the adjustments. The parties shall make any such adjustments by appropriate payments from Seller to Buyer or from Buyer to Seller, provided that any adjustments requiring payment from Seller to Buyer shall first be satisfied from the Holdback.  In the event there are remaining amounts in the Holdback after satisfaction of Seller’s payment obligation, Buyer shall pay the remaining amount to Seller.  In the event the Holdback is not sufficient to satisfy Seller’s obligations with respect to the adjustments, Seller shall be responsible for the payment to Buyer of the balance.  If Buyer is required to make a payment pursuant to the adjustments provided for above, Buyer shall make such payment and also pay the entire amount of the Holdback to Seller.  After such adjustments are made, no further adjustments shall be made under this Section 11.

12.

Assumption and Indemnification.  Buyer shall, on the date of Closing, agree (and, upon the delivery to Buyer of the Conveyance, shall be deemed to have agreed) (a) to assume, and to timely pay and perform, all duties, obligations and liabilities relating to the ownership and/or operation of the Properties on and after the Effective Date (including, without limitation, those arising under the contracts and agreements described in Section 1 above), and (b) to indemnify and hold Seller (and the affiliates of Seller, and the respective directors, officers, employees, attorneys, contractors and agents of such affiliates and Seller) harmless from and against any and all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorneys’ fees) of any kind or character arising out of or otherwise relating to the matters set forth in this Section 12, provided, however, that Buyer shall not be obligated to indemnify Seller for any matters for which Buyer makes a claim against Seller pursuant to Section 16.

13.

No Commissions Owed.  Seller agrees to indemnify and hold Buyer (and its affiliates, and the respective officers, directors, employees, attorneys, contractors and agents of Buyer and such parties) harmless from and against any and all claims, actions, causes of action, liabilities, damages, asserted interests, losses, costs or expenses (including, without limitation, court costs and attorneys’ fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Seller with any broker, consultant, partner, affiliate, director, employee, finder or other individual or entity alleging to give rise to any sales commission, finder’s fee or similar compensation in connection with this Agreement, the transactions contemplated hereby, or any alleged ownership interest in the Properties.  Buyer agrees to indemnify and hold Seller (and its affiliates, and the respective officers, directors, employees, attorneys, contractors and agents of Seller and such parties) harmless from and against any and all claims, actions, causes of action, liabilities, damages, asserted interests, losses, costs or expenses (including, without limitation, court costs and attorneys’ fees) of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by, or on behalf of, Buyer with any broker, consultant, partner, affiliate, director, employee, finder or other individual or entity alleging to give rise to any sales commission, finder’s fee or similar compensation in connection with this Agreement, the transactions contemplated hereby, or any alleged ownership interest in the Properties

14.

Casualty Loss.    In the event of damage by fire or other casualty to any Properties or in the event any of the Properties is taken in condemnation or under right of eminent domain prior to the Closing, this Agreement shall remain in full force and effect, and in such affected Properties will be treated as a Defect pursuant to Section 7.

15.

Notices.  All notices and other communications required under this Agreement shall (unless otherwise specifically provided herein) be in writing and be delivered personally, by recognized commercial courier or delivery service which provides a receipt, by facsimile (with receipt acknowledged), via email (with confirmation of delivery), or by registered or certified mail (postage prepaid), at the following addresses:

If to Buyer:

Petrohawk Properties, LP

1000 Louisiana, Suite 5600

Houston, Texas 77002

Attention:  Stephen W. Herod

Fax:  (832) 204-2801

Email: sherod@petrohawk.com

and

Attention:  David S. Elkouri

Fax:  (832) 204-2872

Email: delkouri@petrohawk.com

If to Seller:

EESV Fayetteville, Inc.

c/o Investment Law Group of Gillett,

Mottern & Walker, LLP

1230 Peachtree Street, N.E., Suite 2445

Atlanta, Georgia 30309

Attn: Robert J. Mottern, Esq.

Email: bmottern@investmentlawgroup.com

Fax: (678) 840-2126

and shall be considered delivered on the date of receipt.  Either Buyer or Seller may specify as its proper address any other post office address within the continental limits of the United States by giving notice to the other party, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address.

16.

Survival of Provisions.  All representations and warranties made herein by Buyer and Seller shall be continuing and shall be true and correct on and as of the date of Closing with the same force and effect as if made at that time (and shall inure to the benefit of the respective successors and assigns of Buyer and Seller), and all of such representations and warranties shall expire at Closing, except that the representations and warranties of Seller as set forth in Sections 3(a), 3(b), 3(c) and 3(d) and the representations and warranties of Buyer as set forth in Sections 4(a), 4(b), 4(c) and 4(d) (the “Fundamental Representations and Warranties”) shall survive for the applicable period of the statute of limitations and the remainder of the representations and warranties in Sections 3 and 4 above shall survive Closing for a period of two (2) years.  In the event that one or more of the representations and warranties in Section 3 shall be materially incorrect during such two (2) year period or period of statute of limitations, as applicable, Buyer may make one or more claims against Seller for damages and/or loss of value incurred or suffered by Buyer up the maximum amount of $ 3,800,000 (the “Indemnification Cap”); provided, however, that Buyer may only make such claim(s) to the extent Buyer’s damages and/or loss of value exceed $ 25,000 (the “Indemnification Threshold”) determined by aggregating the value of all claims under this Section 16.  Seller shall be obligated to indemnify Buyer for the entire amount of all claims made pursuant to this Section 16 which exceed the Indemnification Threshold (from the first dollar of such claims and not from the amount any claim exceeds the Indemnification Threshold) up to the Indemnification Cap. Notwithstanding anything in this Agreement to the contrary, however, any claims relating to Fundamental Representations and Warranties shall not be subject to the Indemnification Threshold or Indemnification Cap and Buyer may make a claim against Seller for the entire amount of its damages and/or loss of value.  For purposes of determining whether there has been a material breach of a representation or warranty or whether the same was materially incorrect, any “materiality” qualifier contained in such representation or warranty shall be disregarded.  Any claim made pursuant to the preceding sentences of this Section 16 relating to the inaccuracy of Seller’s representations and warranties set forth in Section 3 must be made by Buyer within the two (2) years immediately following Closing, unless it relates to the Fundamental Representations and Warranties.  The remedy relating to the inaccuracy of any of Seller’s representations and warranties set forth in Section 3 as established in this Section 16 shall be Buyer’s sole and exclusive remedy with relation such inaccuracies, provided, however, nothing in this Section 16 shall be deemed to limit Buyer’s rights as set forth in Sections 11, 13 and 17 of this Agreement or in the Conveyance.  In the event that one or more of the representations and warranties in Section 4 shall be materially incorrect during such two (2) year period or period of statute of limitations, as applicable, Seller may make one or more claims against Buyer for damages incurred or suffered by Seller up the maximum amount of the Indemnification Cap; provided, however, that Seller may only make such claim(s) to the extent Seller’s damages exceed the Indemnification Threshold determined by aggregating the value of all claims under this Section 16.  Buyer shall be obligated to indemnify Seller for the entire amount of all claims made pursuant to this Section 16 which exceed the Indemnification Threshold (from the first dollar of such claims and not from the amount any claim exceeds the Indemnification Threshold) up to the Indemnification Cap. Notwithstanding anything in this Agreement to the contrary, however, any claims relating to Fundamental Representations and Warranties shall not be subject to the Indemnification Threshold or Indemnification Cap and Seller may make a claim against Buyer for the entire amount of its damages and/or loss of value.    Any claim made pursuant to the preceding sentences of this Section 16 relating to the inaccuracy of Buyer’s representations and warranties set forth in Section 4 must be made by Seller within the two (2) years immediately following Closing, unless it relates to the Fundamental Representations and Warranties.  The remedy relating to the inaccuracy of any of Buyer’s representations and warranties set forth in Section 4 as established in this Section 16 shall be Seller’s sole and exclusive remedy with relation such inaccuracies. The provisions of Section 10 (to the extent the same are, by mutual agreement, not performed at Closing), and Sections 6, 11, 13, 16, 17 and 18 shall (subject to any limitations set forth therein) survive the Closing and delivery of the Conveyance indefinitely subject to any applicable statute of limitations. The obligations of Buyer under Section 12 shall survive the Closing and the delivery of the Conveyance indefinitely.

17.

Release of Claims; Waiver.

(a)

Each of the guarantors executing the Guarantees for itself, its successors and assigns, and Seller for itself, its successors and assigns (collectively, the "Seller Releasing Parties"), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE, INDEMNIFY AND HOLD HARMLESS Buyer, One TEC, LLC, Petrohawk Energy Corporation, Hawk Field Services, LLC, Petrohawk Operating Company, KCS Resources, LLC and One TEC Operating, LLC and their respective officers, directors, shareholders, members, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the "Buyer Released Parties") of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys' fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Seller Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of Closing if related, directly or indirectly, to this Agreement, the Leases, the Participation Agreements and the relationships with or between the Buyer Released Parties and the Seller Releasing Parties (the "Seller Released Claims"), except that the duties and obligations of Buyer under this Agreement and the

Conveyance shall not be included in the term "Seller Released Claims".  IT IS THE EXPRESS INTENT OF THE SELLER RELEASING PARTIES THAT THE SELLER RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE BUYER RELEASED PARTIES.  As of Closing, each of the Seller Releasing Parties expressly waives any and all rights such Seller Releasing Party had or may have had, whether known, unknown, asserted or unasserted, with respect to the Participation Agreements, the Leases and any agreement or instrument contemplated thereby.  Each of the Buyer Released Parties shall be a third party beneficiary of this Section 17 and may enforce it against the Seller Releasing Parties in accordance with its terms.

(b)

Buyer, on behalf of itself and One TEC, LLC, Petrohawk Energy Corporation, KCS Resources, LLC, Hawk Field Services, LLC, Petrohawk Operating Company and One TEC Operating, LLC (the “Buyer Releasing Parties”) hereby voluntarily and forever, RELEASES, DISCHARGES, INDEMNIFIES AND HOLDS HARMLESS Seller, Environmental Energy Services, Inc. and Blaze Energy Corp., and their respective subsidiaries, officers, directors, shareholders, members, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the "Seller Released Parties") of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys' fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Buyer Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of Closing if related, directly or indirectly, to this Agreement, the Leases, the Participation Agreements and the relationships with or between the Seller Released Parties and the Buyer Releasing Parties (the "Buyer Released Claims"), except that the duties and obligations of Seller under this Agreement and the Conveyance shall not be included in the term "Buyer Released Claims".  IT IS THE EXPRESS INTENT OF THE BUYER RELEASING PARTIES THAT THE BUYER RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE SELLER RELEASED PARTIES.  As of Closing, each of the Buyer Releasing Parties expressly waives any and all rights such Buyer Releasing Party had or may have had, whether known, unknown, asserted or unasserted, with respect to the Participation Agreements, the Leases and any agreement or instrument contemplated thereby.  Each of the Seller Released Parties shall be a third party beneficiary of this Section 17 and may enforce it against the Buyer Releasing Parties in accordance with its terms.

(c)

Seller and Buyer both expressly agree that the Seller Released Claims and the Buyer Released Claims, as defined in Sections 17(a) and (b) above, include any claim that adjustments to the Base Purchase Price contemplated by

Section 11 were calculated incorrectly based on errors, or subsequently discovered information, other than as permitted by Section 11(c).

18.

Miscellaneous Matters.

(a)

Further Assurances.  After the Closing, (i) Seller shall (I) execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments, notices, division orders, transfer orders and other documents, and do such other and further acts and things, as may be reasonably necessary to more fully and effectively grant, convey and assign the Properties to Buyer and (II) give Buyer, or Buyer’s authorized representatives, at Seller’s office (or Seller’s consultants and agents offices) and at all reasonable times, access to Seller’s records pertaining to the ownership of the Properties, which Buyer may copy at its own expense, and (ii) Buyer shall execute and deliver, and shall otherwise cause to be executed and delivered, from time to time, such further instruments and documents, and do such other and further acts and things, as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(b)

Expenses; Certain Damages.  Each party shall bear and pay all expenses (including, without limitation, legal fees) incurred by it in connection with the transaction contemplated by this Agreement.  Notwithstanding anything herein to the contrary, neither party shall have any obligations with respect to this Agreement, or otherwise in connection herewith, for any exemplary or punitive damages.

(c)

No Sales Taxes.  No sales, transfer or similar tax will be collected at Closing from Buyer in connection with this transaction.  If, however, this transaction is later deemed to be subject to sales, transfer or similar tax, for any reason, Seller agrees to be solely responsible, and shall indemnify and hold Buyer (and its affiliates, and its and their directors, officers, employees, attorneys, contractors and agents) harmless, for any and all sales, transfer or other similar taxes (including related penalty, interest or legal costs) due by virtue of this transaction on the Properties transferred pursuant hereto and Seller shall remit such taxes at that time.  Seller and Buyer agree to cooperate with each other in demonstrating that the requirements for exemptions from such taxes have been met.

(d)

Entire Agreement.  This Agreement contains the entire understanding of the parties hereto with respect to subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter.

(e)

Amendments, Waivers.  This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, supplement, restatement or discharge (or waiver) is sought.

(f)

Choice of Law.  Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the Laws of the State of Texas applicable to contracts made and to be performed entirely within such state and the Laws of the United States of America, except that, to the extent that the Law of a state in which a portion of the Properties is located (or which is otherwise applicable to a portion of the Properties) governs, the Law of such state shall apply as to that portion of the Property located in (or otherwise subject to the Laws of) such state.  The courts sitting in Harris County, Texas shall have jurisdiction for any litigation or other proceeding arising out of or relating to this Agreement.  Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the courts of the State of Texas or the United States of America located in Harris County, Texas and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(g)

Headings, Time of Essence, etc.  The descriptive headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.  Within this Agreement words of any gender shall be held and construed to cover any other gender, and words in the singular shall be held and construed to cover the plural, unless the context otherwise requires.  Time is of the essence in this Agreement.

(h)

No Assignment. Prior to Closing, neither party shall have the right to assign its rights or obligations under this Agreement, without the prior written consent of the other party first having been obtained. Notwithstanding the preceding sentence, Buyer may assign this Agreement to an “affiliate” (as defined in Securities Act Rule 144(a)(1)) of Buyer.

 (i)

Successors and Assigns.  Subject to the limitation on assignment contained in subsection (h) above, this Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

(j)

Counterpart Execution.  This Agreement may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument.  It shall not be necessary for Buyer and Seller to sign the same counterpart.  Delivery of signature pages via facsimile or email shall be as effective as delivery of original signature pages.

(k)

No Third Party Beneficiaries.  Nothing in this Agreement shall entitle any person or entity other than Buyer or Seller to any claims, remedy or right of any kind, except as to those rights provided for in Sections 2(b), 13, 17 and 18.  As for Sections 2(b), 12, 13, 17 and 18, each such person or entity specified therein shall be entitled to such claims, remedy or right regardless of whether those sections explicitly state such person or entity is a third party beneficiary.

IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date first set forth above.

“SELLER”

EESV FAYETTEVILLE, INC.

By: ___________________________________

Name: _________________________________

Title: __________________________________

“BUYER”

PETROHAWK PROPERTIES, LP

By:

P-H Energy, LLC

Its General Partner

By:

Name: Stephen W. Herod

Title:

Executive Vice President- Corporate

Development and Assistant Secretary

LIST OF SCHEDULES AND EXHIBITS

Schedules -

3(e)

Litigation

3(f)

Consents and Preferences

3(i)

Title to Assets

I

Conveyance Form

Exhibits -

A

Leases

B

Wells and Allocated Values

C

Certain Agreements

D

Form of Guarantee